EXHIBIT 99.8

         [letterhead of Department of Forestry and Fire Protection]


                                February 25, 1999

Mr. John Campbell, President
The Pacific Lumber Company
P.O. Box 37
Scotia, CA 95565

Re:  SYP No. 96-002 Determination

Dear Mr. Campbell:

     Sustained Yield Plan (SYP) No. 96-002 covering lands owned by the Pacific Lumber Company, as submitted to the Department in July of 1998 and revised on February 23, 1999, to implement the inventory, growth and harvest volume provisions of SYP alternative 25a and to incorporate responses to watershed questions, is hereby found to be in conformance with the Forest Practice Rules, as described in 14 CCR, Section 1091.10, subject to the conditions described below. The Department has determined that alternative 25a is the only alternative with constraints on timber harvesting that are consistent with the interim mitigations required by the federal Habitat Conservation Plan (HCP) and the EIS/EIR. Alternatives based on assumed relief from the interim mitigations were not approved by the Department because this would have required speculation about the future outcome of on-site mapping to refine boundaries of mass wasting areas of concern and about future agreements between Pacific Lumber Company and the wildlife agencies following watershed analysis. If an increase in harvest volume of more than 10 percent over the average harvesting projection in any 10 year period results from refinements in the boundaries of mass wasting areas of concern or from changes in the interim mitigations, then the company may amend the SYP, as provided in 14 CCR Section 1091.13, to increase the average harvesting projections.

     This SYP is found to satisfy requirements for maximum sustained production. The plan submitter has conducted the required watershed, fisheries and wildlife assessments. These assessments are sufficient for determining long term sustained yield and for identifying significant impacts relative to the sensitivity and potential risks to watershed and wildlife resources from proposed Umber operations in the included assessment areas. The SYP and associated Environmental Impact Statement and Environmental Impact Report (EIS/EIR) identify potentially significant adverse impacts, including feasible measures necessary to mitigate or avoid such impacts, as described in the attached "Finding of Fact" and are consistent with 14 CCR 897(b). Compliance with those mitigation measures is an express condition of the approval of this SYP.

     As authorized in 14 CCR Sections 1091.1(b), 1091.2, and 1091.14, timber harvesting plans (THPs) prepared in conjunction with SYP No. 96-001 may rely on information and conclusions in the SYP to satisfy requirements for sustained timber production and for those watershed impacts and fish and wildlife issues addressed in the SYP, provided that:

     1. Timber operations are conducted as described in the SYP and in the EIS/EIR.

     2. Applicable information and mitigation measures that are included in the EIS/EIR, in the SYP; in the Habitat Conservation Plan for the Properties of The Pacific Lumber Company, Scotia Pacific Holding Company, and Salmon Creek Corporation dated February 1999; and in the attached CEQA Findings are incorporated into the THP where relevant.

     3. References to the SYP and the EIS/EIR contained in a THP include the Volume title and page number or page numbers where the referenced material is found in the SYP and EIS/EIR.

As further conditions of this approval, the plan submitter shall also:

     1. Update and submit to the Department the following maps to reflect constraints contained in SYP alternative 25a - Map Nos. 20, 21, 22, 23, 24, 28, 29, and 30.

     2. Prepare an updated report based on alternative 25a that contains the SYP information contained in Appendix Q to the EIS/EIR and incorporates information from the July, 1998, public review draft of the SYP/HCP.

     3. Update Section F(6) Employment in Volume I of the July 1998 Public Review Draft of the SYP/HCP to reflect the harvest schedule of alternative 25(a).

                                   Sincerely,


                              /S/ RICHARD A. WILSON
                                  Richard Wilson
                                  Director
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cc:  Deputy Director, Resource Management
     Coast-Cascade Region Chief
     Coast Area Chief
     Humboldt Ranger Unit Chief

                                  CEQA Findings

                                     for the
                        Final Environmental Impact Report
                                     for the
                             Pacific Lumber Company
                 Habitat Conservation Plan/Sustained Yield Plan
                        for the Headwaters Forest Project

                                  INTRODUCTION

     The California Environmental Quality Act (CEQA) requires the California Department of Forestry and Fire Protection (CDF), as the state lead agency, to make findings before it can approve the final Environmental Impact Report (EIR) for the Pacific Lumber Company (PALCO) Habitat Conservation Plan (HCP)/Sustained Yield Plan (SYP) for the Headwaters Forest Project, as required by Section 21081 of the California Environmental Quality Act (CEQA) and Sections 15091 and 15093 of the State CEQA Guidelines. Specifically, CEQA requires the lead agency to prepare a report explaining how it has addressed each significant environmental impact identified in an EIR. For each significant impact, the lead agency must reach one of three conclusions:

     - that changes have been required of, or incorporated into, the proposed project to avoid or substantially reduce the significant environmental impact;

     - that such changes are within the responsibility and jurisdiction of another agency and have been, or will be, adopted by that agency; or

     - that specific economic, social, legal, technical, or other considerations make mitigation measures recommended or alternatives analyzed in the EIR infeasible.

     Such findings must be accompanied by a brief rationale and be supported by substantial evidence in the administrative record for the proposed project.

     Detailed information about the impacts of implementing the proposed project, mitigation measures to avoid or reduce such impacts, and alternatives to the proposed project are disclosed in the final EIR for the PALCO SYP and specifically described in the HCP (February 1999) and the Implementation Agreement (February 1999) therefor, which are incorporated into this document by reference, drafts of which were appended to the final EIR as Appendices P and S, respectively, dated January 1999. Copies of this final EIR are available for review at CDF's state headquarters in Sacramento.

                       FINDINGS ON SIGNIFICANT IMPACTS OF
                   IMPLEMENTING THE PREFERRED ALTERNATIVE

CDF makes the following findings in regard to the potentially significant impacts identified in the EIR:

      WATER QUALITY, HYDROLOGY, AND FLOODPLAINS: PESTICIDES/HERBICIDES

Impact: The draft EIS/EIR included the use of herbicides as a possibly significant effect on the environment due to the intensity of public concern for this issue and due to the uncertainties involved. At the end of the CEQA process, CDF has determined that the use of herbicides has not risen to the level of being a significant effect on the environment as the term is used in CEQA. Section 21082.2 in CEQA provides that the determination of significance is to be based on substantial evidence in the record and that the existence of public controversy over the environmental effects of a project shall not require preparation of an EIR if there is no substantial evidence in the light of the whole record before the lead agency that the project may have a significant effect on the environment. The section further provides that argument, speculation, unsubstantiated opinion or narrative, evidence which is clearly inaccurate or erroneous, or evidence of social or economic impacts which do not contribute to, or are not caused by, physical impacts on the environment, is not substantial evidence.

     Based on the lack of evidence of a significant effect and the uncertainties described in the Final EIR/EIS/EIR, CDF finds that herbicide use by PALCO as described in the EIS/EIR will not have a significant effect on the environment. The uncertainties about the environmental effects of herbicide use should be resolved by the agencies with regulatory responsibility over herbicides, the U.S.E.P.A. and the California Department of Pesticide Regulation. Further, if those agencies determine after additional research that additional restrictions on use will be required through registration, licensing, or labeling actions, PALCO would be required to comply with those new requirements.

MITIGATION MEASURE IDENTIFIED IN THE EIR: The following standard controls will minimize the potential for significant effects:

     - No aerial applications of herbicides are proposed. If these voluntary restrictions continue, it would reduce contamination by direct application onto non-target areas thus reducing potential exposure to high levels of herbicides in water and off-site residents.

     - Consistent with state and federal requirements, herbicide applications must be under the supervision of state certified applicators, and done in accord with a specific application recommendation and the herbicide label restrictions and applied at the lowest effective rate.

     - PALCO has a spill contingency plan that delineates specific measures to be carried out in the event of an accidental spill of herbicides or any other hazardous material.

MITIGATION MEASURE REQUIRED: CDF has required these mitigation measures to be implemented by PALCO as a condition of approval of the SYP and EIR.

FINDING: Given the lack of substantial evidence showing that herbicide use could be a significant effect, CDF finds that this possible effect is not significant within the meaning of CEQA. Further, even if the effect were to be determined to be significant, responsibility for changes or alterations in herbicide registration, licensing, labeling and use are within the responsibility and jurisdiction of the California Department of Pesticide Regulation and the U.S.E.P.A. and not within the responsibility of CDF. Those two regulatory agencies should conduct research programs to resolve uncertainties and adopt whatever restrictions they determine are necessary for problems identified in their research.

               VEGETATION AND TIMBER: RARE AND UNCOMMON FLORA

IMPACT: Potential significant adverse effect on one or more threatened, endangered, or rare plant species on lands retained under PALCO management.

MITIGATION MEASURE IDENTIFIED IN THE EIR: Presence of rare species, will be determined through field surveys conducted during planning of covered activities, including but not limited to, development of THPs, planning for new road construction and development of quarries and borrow pits. The list of potentially occurring rare species will be updated each year by PALCO, using available information from DFG, FWS, NDDB, and the CNPS inventory. Copies of this list shall be forwarded to DFG, FWS, and CDF upon completion.

     The procedures summarized below, and specifically described in the HCP (February 1999), will be followed to provide a high probability that rare plants (e.g. endangered, threatened, rare, CNPS lists) are discovered during the planning stage for covered activities and potential significant impacts to them are minimized and/or mitigated:

     - A qualified botanist will determine what plant species and habitat types/plant communities exist on PALCO property.
     - A guide shall be developed for use in training PALCO RPFs, employees, and contractors in identifying the presence of these habitats/communities when performing covered activities.
     - When planning covered activities, PALCO employees and/or contractors shall identify potential habitat that may be affected by a covered activity.
     - PALCO shall retain a qualified botanist to verify the habitat determination and perform a survey, at the time of year appropriate to identify subject species and at an intensity sufficient to detect presence of the target species. Surveys will be conducted by a qualified botanist when covered activities are to be carried out that may effect these habitats/communities.
     - Results of these surveys shall be included with any THP submitted to CDF and shall also be submitted to CDFG and FWS.
     - When rare plants are detected in habitat that may be affected by a covered activity, PALCO shall implement feasible measures to avoid, minimize and/or mitigate significant adverse effects to such species with the approval or FWS and/or CDFG. CDF shall require one or more such measures sufficient to provide protection.
     - Locations of identified populations of rare plants shall be reported by PALCO, within 90 days of discovery, to the NDDB.

MITIGATION MEASURE REQUIRED: CDF has required these mitigation measures, as specifically described in the HCP (February 1999), to be implemented by PALCO as a condition of approval of the SYP and EIR and these mitigation measures will reduce the potential effect to less than a significant level.

FINDING: Changes or alterations have been required in, or incorporated into, the project which mitigate or avoid this potentially significant effect on the environment.

     VEGETATION AND TIMBER: OLD-GROWTH REDWOOD AND DOUGLAS-FIR FORESTS

IMPACT: On lands retained under PALCO management the loss of old-growth redwood and Douglas-fir may be considered a significant effect based on the unique characteristics of and inability to replace old-growth forest and the substantial body of public opinion that would consider this loss significant.

MITIGATION MEASURE IDENTIFIED IN THE EIR: Measures have been identified that will mitigate the loss of old-growth and residual redwood and Douglas-fir.

     They are specifically described in the HCP (February 1999) and Implementation Agreement (February 1999) and summarized as follows:

     -    Establishment and protection of Marbled Murrelet Conservation
          Areas (MMCAs),
     -    No Harvest Buffers on Class I, II, and III watercourses,
     -    Harvest restrictions in Channel Migration Zones,
     -    Hillslope management mass-wasting strategy harvest restrictions,
     -    Additional 300 foot buffers around MMCAs,
     - Additional 300 foot buffers around the southern edge of the Headwaters Reserve,
     - Additional marbled murrelet measures would enlarge the Owl Creek MMCA and Grizzly Creek Complex tract,
     - Protection of Grizzly Creek Complex tract for five years and possible protection of the Grizzly Creek Complex tract for the remainder of the term of the ITP.

These measures would reduce the acreage available for harvest and provide additional protection for old-growth redwood and Douglas-fir forest. These measures will also allow stands of large second growth redwood and Douglas fir to grow into late seral stages and to take on characteristics of old growth forest.

MITIGATION MEASURE REQUIRED: CDF has required these mitigation measures, as specifically described in the HCP (February 1999) and Implementation Agreement (February 1999), to be implemented by PALCO as a condition of approval of the SYP and EIR.

CDF also notes that in AB 1986, the State of California has appropriated funds for the acquisition of the Owl Creek and Grizzly Creek groves for protection of the marbled murrelet. Although this acquisition is still some time away, the acquisition is regarded as imminent and funded. Under the Forest Practice Rules, the Director is required to disapprove a THP in an area where public acquisition of the parcel for purposes which would be impaired by timber harvesting, is legislatively authorized, funded and imminent. 14 C.C.R. sec. 898.2(b). The deferral of harvesting in these old growth areas and the potential acquisition of these areas will further reduce the otherwise potentially significant effect on old growth forests.

FINDING: Changes or alterations have been required in, or incorporated into, the project which mitigate or avoid this potentially significant effect on the environment.

                   FISH AND AQUATIC HABITAT: COHO SALMON

FINDING: Effects to coho salmon were minimized and mitigated to a level of less than significant in the HCP/SYP as contained in the draft EIR without additional mitigation.

                           WILDLIFE: MARBLED MURRELET

IMPACT: The incidental take of some low quality habitat is a potentially short term significant effect on marbled murrelet.

MITIGATION MEASURE IDENTIFIED IN THE EIR: Additional measures have been identified that will mitigate the loss of marbled murrelet habitat. They are specifically described in the HCP (February 1999) and Implementation Agreement (February 1999) and summarized as follows:

     - Establishment and protection of Marbled Murrelet Conservation Areas (MMCAs),
     -    No Harvest Buffers on Class I, II, and III watercourses,
     -    Harvest restrictions in Channel Migration Zones,
     -    Hillslope management mass-wasting strategy harvest restrictions,
     -    Additional 300 foot buffers around MMCAs,
     - Additional 300 foot buffers around the southern edge of the Headwaters Reserve,
     - Additional marbled murrelet measures would enlarge the Owl Creek MMCA and Grizzly Creek Complex tract,
     - Protection of Grizzly Creek Complex tract for five years and possible protection of the Grizzly Creek Complex tract for the remainder of the term of the ITP.

MITIGATION MEASURE REQUIRED: CDF has required these mitigation measures, as specifically described in the HCP (February 1999) and the Implementation Agreement (February 1999), to be implemented by PALCO as a condition of approval of the SYP and EIR.

CDF also notes that in AB 1986, the State of California has appropriated funds for the acquisition of the Owl Creek and Grizzly Creek groves for protection of the marbled murrelet. Although this acquisition is still some time away, the acquisition is regarded as imminent and funded. Under the Forest Practice Rules, the Director is required to disapprove a THP in an area where public acquisition of the parcel for purposes which would be impaired by timber harvesting, is legislatively authorized, funded and imminent. 14 C.C.R. sec. 898.2(b). Accordingly, marbled murrelets would not be harmed in these areas in the short term while the acquisition is processed, and once acquired, the areas would provide additional long term protection for the species.

FINDING: Changes or alterations have been required in, or incorporated into the project which mitigate or avoid this potentially significant effect on the environment.

                                  ALTERNATIVES

The final EIR analyzed the following alternatives:

-    Alternative 1 - No Action/No Project
-    Alternative 2 - Proposed Project
-    Sub-alternative 2a - No Elk River Property
-    Alternative 3 - Property-wide Selective Harvest
-    Alternative 4 - 63,000-acre No-harvest Public Reserve

The "Proposed Project" alternative was found to be environmentally superior to the "No Action/No Project" alternative.

Alternative 3, Property-wide Selective Harvest, was identified in the final EIR as the environmentally superior alternative.

Since all significant effects were mitigated to a level of less than significance through mitigation measures and actions of the Legislature, CDF makes no findings in regard to alternatives as being needed to lessen significant effects.

                              ADMINISTRATIVE RECORD

The administrative record to support these findings and the action of CDF in approving the sustained yield plan are located in CDF Headquarters at 1416 Ninth Street, 15th Floor, under the custody of Allen Robertson, CDF Environmental Coordinator. [See CEQA sec. 21081.6(a)(2)].

     APPROVE:


     /S/ RICHARD A. WILSON
     Richard A. Wilson
     Director


     Date:     February 25, 1999